Exhibit 99.1 Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 7 September 2021 CatalystBiosciences.comExhibit 99.1 Nasdaq: CBIO CATALYST BIOSCIENCES Corporate Overview 7 September 2021 CatalystBiosciences.com

Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward- looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform, potential commercial opportunities for and advantages of MarzAA and DalcA, including their potential to treat hemophilia subcutaneously; plans to enroll the Crimson 1 Phase 3 registration study and report on actions of the DSMB and treatment of bleed data for this study; plans to enroll the MAA Phase 1/2 study of MarzAA and report PK and treatment of bleed data for this study; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG as a potential best-in-class C3 degrader for dry AMD, CB 4332 as a potential treatment for CFI deficiency, and complement degraders; plans for the Company's collaboration with Biogen; potential markets for the Company’s CFI complement product candidates, and plans to enroll the CB 4332 observational trial and to conduct human clinical trials for CB 4332. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials, studies or programs may be delayed or terminated as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, that the Company will need to raise additional capital, which may not be available on favorable terms, if at all, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ( SEC ) on March 4, 2021, on Form 10-Q filed with the SEC on August 5, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law. © Catalyst Biosciences 2Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward- looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform, potential commercial opportunities for and advantages of MarzAA and DalcA, including their potential to treat hemophilia subcutaneously; plans to enroll the Crimson 1 Phase 3 registration study and report on actions of the DSMB and treatment of bleed data for this study; plans to enroll the MAA Phase 1/2 study of MarzAA and report PK and treatment of bleed data for this study; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG as a potential best-in-class C3 degrader for dry AMD, CB 4332 as a potential treatment for CFI deficiency, and complement degraders; plans for the Company's collaboration with Biogen; potential markets for the Company’s CFI complement product candidates, and plans to enroll the CB 4332 observational trial and to conduct human clinical trials for CB 4332. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials, studies or programs may be delayed or terminated as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, that the Company will need to raise additional capital, which may not be available on favorable terms, if at all, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ( SEC ) on March 4, 2021, on Form 10-Q filed with the SEC on August 5, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law. © Catalyst Biosciences 2

The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering © Catalyst Biosciences 3The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering © Catalyst Biosciences 3

Catalyst protease platform Unique expertise enables design of optimized & differentiated protease candidates Discovery Platform Our Proteases + Functionally enhanced Protease Protease natural proteases in Scaffold Candidate the complement & coagulation cascades + Engineered novel protein degraders in the complement cascade + Modulate or target biological activation Structure Guided Design Engineered Regulation or inactivation Molecular Evolution Pharmacokinetic Improvement © Catalyst Biosciences 4Catalyst protease platform Unique expertise enables design of optimized & differentiated protease candidates Discovery Platform Our Proteases + Functionally enhanced Protease Protease natural proteases in Scaffold Candidate the complement & coagulation cascades + Engineered novel protein degraders in the complement cascade + Modulate or target biological activation Structure Guided Design Engineered Regulation or inactivation Molecular Evolution Pharmacokinetic Improvement © Catalyst Biosciences 4

Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Therapeutic target neutralization Protease Efficient regulation at low concentrations of therapeutic protease Antibodies Requires high concentrations in excess of the target Small molecules / peptides Requires high concentrations & frequent dosing © Catalyst Biosciences 5

Pipeline Hemostasis R PC P1/2 P2 P3 SQ Marzeptacog alfa (FVIIa) MarzAA” Hemophilia A or B with inhibitors – ToB FVIID/Glanzmann/Hemlibra – ToB Complement IVT CB 2782-PEG C3 degrader for Dry AMD Observational SQ CB 4332 Enhanced CFI (ConFIrm) Study C4b Degrader Additional programs Hemostasis SQ Dalcinonacog alfa (FIX) “DalcA” Hemophilia B CB 2679d-GT Hemophilia B FIX Gene Therapy © Catalyst Biosciences 6Pipeline Hemostasis R PC P1/2 P2 P3 SQ Marzeptacog alfa (FVIIa) MarzAA” Hemophilia A or B with inhibitors – ToB FVIID/Glanzmann/Hemlibra – ToB Complement IVT CB 2782-PEG C3 degrader for Dry AMD Observational SQ CB 4332 Enhanced CFI (ConFIrm) Study C4b Degrader Additional programs Hemostasis SQ Dalcinonacog alfa (FIX) “DalcA” Hemophilia B CB 2679d-GT Hemophilia B FIX Gene Therapy © Catalyst Biosciences 6

Catalyst protease platform Validated across three programs Marzeptacog alfa CB 2782-PEG Dalcinonacog alfa (activated) 90% reduction in Best-in-class profile for dry AMD Achieved sustained & high annualized bleed rate Extended pharmacodynamics target levels of FIX Normal clotting levels 50% Mild Hemophilia 5% Moderate Hemophilia 1% Severe Hemophilia Before treatment On treatment Engineered rFIX protease Engineered rFVIIa protease Novel C3 degrader © Catalyst Biosciences 7Catalyst protease platform Validated across three programs Marzeptacog alfa CB 2782-PEG Dalcinonacog alfa (activated) 90% reduction in Best-in-class profile for dry AMD Achieved sustained & high annualized bleed rate Extended pharmacodynamics target levels of FIX Normal clotting levels 50% Mild Hemophilia 5% Moderate Hemophilia 1% Severe Hemophilia Before treatment On treatment Engineered rFIX protease Engineered rFVIIa protease Novel C3 degrader © Catalyst Biosciences 7

Marzeptacog alfa (activated) – MarzAA: SQ rFVIIa Designed to address a clear unmet need in hemophilia & other bleeding disorders 9-fold higher activity vs NovoSeven RT P129A T128N + Potency allows for SQ dosing that prolongs half-life + NovoSeven RT is administered IV Preclinical efficacy of SQ episodic ToB M298Q + HA mouse after tail cut; HA dog; HA rat P2 proof of concept & preliminary safety in HA or HB Q286R with inhibitors – prophylactic ToB + 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days – no ADA Increased FDA Fast Track designations procoagulant activity + HA/HB with inhibitors, episodic ToB + FVIID, episodic ToB © Catalyst Biosciences 8Marzeptacog alfa (activated) – MarzAA: SQ rFVIIa Designed to address a clear unmet need in hemophilia & other bleeding disorders 9-fold higher activity vs NovoSeven RT P129A T128N + Potency allows for SQ dosing that prolongs half-life + NovoSeven RT is administered IV Preclinical efficacy of SQ episodic ToB M298Q + HA mouse after tail cut; HA dog; HA rat P2 proof of concept & preliminary safety in HA or HB Q286R with inhibitors – prophylactic ToB + 46 patients treated including: single dose IV, up to 3 SQ doses/day, & daily SQ up to 97 days – no ADA Increased FDA Fast Track designations procoagulant activity + HA/HB with inhibitors, episodic ToB + FVIID, episodic ToB © Catalyst Biosciences 8

SQ MarzAA is a large commercial opportunity Global NovoSeven sales breakdown SQ MarzAA profile by indication (2020) + SQ is patient-preferred & eliminates IV barrier to fast & effective treatment $126M + Ideal for pediatrics & patients with venous $53M access issues $545M $74M + Long half-life without high Cmax for optimal $1.08B control of bleeds $71M + In vitro data support combination with ® Hemlibra without increased thrombogenicity $213M + Prophylaxis opportunity demonstrated in P2 Hem A Inh (50.3%) Hem B Inh (11.7%) Other (19.7%) FVII Def (4.9%) Glanzmann (6.9%) AHA (6.5%) © Catalyst Biosciences Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file. 9SQ MarzAA is a large commercial opportunity Global NovoSeven sales breakdown SQ MarzAA profile by indication (2020) + SQ is patient-preferred & eliminates IV barrier to fast & effective treatment $126M + Ideal for pediatrics & patients with venous $53M access issues $545M $74M + Long half-life without high Cmax for optimal $1.08B control of bleeds $71M + In vitro data support combination with ® Hemlibra without increased thrombogenicity $213M + Prophylaxis opportunity demonstrated in P2 Hem A Inh (50.3%) Hem B Inh (11.7%) Other (19.7%) FVII Def (4.9%) Glanzmann (6.9%) AHA (6.5%) © Catalyst Biosciences Source: Adivo Associates market research; Catalyst Biosciences market research. Data on file. 9

MarzAA could provide SQ prophylaxis for Glanzmann & FVIID Growing number of Glanzmann Thrombasthenia and FVIID patients treated with NovoSeven $144M $131M $121M 9% total 2017 2018 2019 increase in patients Global NovoSeven on demand sales Unmet need in over 3 years Glanzmann Thrombasthenia, FVIID prophylaxis Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: 2019 estimates Treated patients may be counted multiple times as © Catalyst Biosciences patients may have multiple bleeding events per year needing factor treatment 10MarzAA could provide SQ prophylaxis for Glanzmann & FVIID Growing number of Glanzmann Thrombasthenia and FVIID patients treated with NovoSeven $144M $131M $121M 9% total 2017 2018 2019 increase in patients Global NovoSeven on demand sales Unmet need in over 3 years Glanzmann Thrombasthenia, FVIID prophylaxis Source: Catalyst Biosciences, Adivo Associates Market Research, Data on file. *Note: 2019 estimates Treated patients may be counted multiple times as © Catalyst Biosciences patients may have multiple bleeding events per year needing factor treatment 10

Unmet need for a long-acting SQ episodic treatment of bleeds NovoSeven MarzAA + Patients reported needing an + MAA-102: PK MarzAA levels average of 6 hours and 3 support SQ ToB infusions of NovoSeven to + Target therapeutic levels are resolve bleeds rapidly achieved + Some bleeds take longer than + Target levels can be maintained for 1,2,3 72 hours to resolve 18 hours with a single SQ dose of 60 μg/kg Current bypass agents require multiple Clinical MarzAA levels support SQ ToB infusions over the course of hours 1 2 3 © Catalyst Biosciences Source: NovoSeven PI Rev 7/2020; Adivo Associates market research; Catalyst Biosciences’ market research; Data on file; Neuman et al. ISTH 2020 11Unmet need for a long-acting SQ episodic treatment of bleeds NovoSeven MarzAA + Patients reported needing an + MAA-102: PK MarzAA levels average of 6 hours and 3 support SQ ToB infusions of NovoSeven to + Target therapeutic levels are resolve bleeds rapidly achieved + Some bleeds take longer than + Target levels can be maintained for 1,2,3 72 hours to resolve 18 hours with a single SQ dose of 60 μg/kg Current bypass agents require multiple Clinical MarzAA levels support SQ ToB infusions over the course of hours 1 2 3 © Catalyst Biosciences Source: NovoSeven PI Rev 7/2020; Adivo Associates market research; Catalyst Biosciences’ market research; Data on file; Neuman et al. ISTH 2020 11

Crimson 1 Phase 3 study: Treatment of episodic bleeding Hemophilia A or B with inhibitors, ABR ≥ 8 Primary endpoint N = 30 N = 30 + Non-inferior hemostatic efficacy: MarzAA SQ SoC IV standard 4-point scale at 24 h 60 µg/kg 1-3 doses ≤5 bleeds ≤5 bleeds 1-3 doses per patient per patient Secondary endpoints + Time to bleed resolution; number of doses; rescue meds 130 bleeds 130 bleeds per sequence per sequence Safety + Adverse events, anti-drug antibodies (ADA); thrombosis MarzAA SQ SOC IV 60 µg/kg 1-3 doses ≤5 bleeds Statistics ≤5 bleeds 1-3 doses per patient per patient + SoC estimate 85% Excellent/good treatment of bleeds + Non-inferiority margin of 12% 114 bleeds per 114 bleeds sequence per sequence + 2.5% significance, one-sided + 90% power © Catalyst Biosciences 12Crimson 1 Phase 3 study: Treatment of episodic bleeding Hemophilia A or B with inhibitors, ABR ≥ 8 Primary endpoint N = 30 N = 30 + Non-inferior hemostatic efficacy: MarzAA SQ SoC IV standard 4-point scale at 24 h 60 µg/kg 1-3 doses ≤5 bleeds ≤5 bleeds 1-3 doses per patient per patient Secondary endpoints + Time to bleed resolution; number of doses; rescue meds 130 bleeds 130 bleeds per sequence per sequence Safety + Adverse events, anti-drug antibodies (ADA); thrombosis MarzAA SQ SOC IV 60 µg/kg 1-3 doses ≤5 bleeds Statistics ≤5 bleeds 1-3 doses per patient per patient + SoC estimate 85% Excellent/good treatment of bleeds + Non-inferiority margin of 12% 114 bleeds per 114 bleeds sequence per sequence + 2.5% significance, one-sided + 90% power © Catalyst Biosciences 12

MAA-202 Phase 1/2 study design FVII deficiency, Glanzmann Thrombasthenia and HA on Hemlibra: N = 8 each Phase 2 ToB Phase 1 PK Phase 1 + Primary endpoint: MarzAA IV MarzAA SQ Pharmacokinetics each cohort 1-3 doses + Secondary endpoint: Pharmacodynamics FVIID ≥30 bleeds Single dose Phase 2 ToB + Primary endpoint: MarzAA SQ Hemostatic efficacy at 24 hours + Secondary endpoints: GT ≥30 bleeds Single dose escalation Effective hemostasis at successive timepoints; doses needed; rescue meds + Safety: Multiple dose Q3H Adverse events and ADA HA ≥15 bleeds © Catalyst Biosciences 13MAA-202 Phase 1/2 study design FVII deficiency, Glanzmann Thrombasthenia and HA on Hemlibra: N = 8 each Phase 2 ToB Phase 1 PK Phase 1 + Primary endpoint: MarzAA IV MarzAA SQ Pharmacokinetics each cohort 1-3 doses + Secondary endpoint: Pharmacodynamics FVIID ≥30 bleeds Single dose Phase 2 ToB + Primary endpoint: MarzAA SQ Hemostatic efficacy at 24 hours + Secondary endpoints: GT ≥30 bleeds Single dose escalation Effective hemostasis at successive timepoints; doses needed; rescue meds + Safety: Multiple dose Q3H Adverse events and ADA HA ≥15 bleeds © Catalyst Biosciences 13

Growing Complement Pathway Protease Platform © Catalyst BiosciencesGrowing Complement Pathway Protease Platform © Catalyst Biosciences

Complement is a perfect fit to develop protease therapeutics The complement pathway is driven by a protease cascade CP LP AP Damaged/altered/foreign cells and debris Exacerbation Exacerbation ? Neoepitopes/ autoepitopes FP DAMP MBL Fcn CL NAb AAb Immune Tick-over ? MASP1 MASP2 C1qR C1q modulation C1r C1s FI FH C3* C3 C3b MASP3 C1-INH pFD FD FB C4 C2 FD FB FP C4a C3*Bb Circulation FH FI C4BP C4b2b FI % turnover Extrinsic C3 C3bBb FP protease FD FP Immune 80 C3aR C3a C3bBb modulation Amplification C3 convertase FB C3a-dR C3b CD55 CPN of the complement FH FI Adhesion CR1 CR1 FP C4b2b3b FH FI C3bBb3b Immune C5a-dR C5 convertase CR46 cascade is regulated C3b modulation CD46 CPN Chemotaxis, Extrinsic C5 FH FI inflammatory proteases by proteases C5aR2 signaling and C5a CR1 C5aR1 cell Phagocytosis CR4 activation Trafficking C5b iC3b CR3 Signaling C6 C7 CR1 FI C9 n C8 Lysis, cell Adaptive MAC CD59 C3dg CR2 damage signaling Terminal Breakdown pathway pathway © Catalyst Biosciences Source: Figure adapted from Mastellos et al., Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019 15Complement is a perfect fit to develop protease therapeutics The complement pathway is driven by a protease cascade CP LP AP Damaged/altered/foreign cells and debris Exacerbation Exacerbation ? Neoepitopes/ autoepitopes FP DAMP MBL Fcn CL NAb AAb Immune Tick-over ? MASP1 MASP2 C1qR C1q modulation C1r C1s FI FH C3* C3 C3b MASP3 C1-INH pFD FD FB C4 C2 FD FB FP C4a C3*Bb Circulation FH FI C4BP C4b2b FI % turnover Extrinsic C3 C3bBb FP protease FD FP Immune 80 C3aR C3a C3bBb modulation Amplification C3 convertase FB C3a-dR C3b CD55 CPN of the complement FH FI Adhesion CR1 CR1 FP C4b2b3b FH FI C3bBb3b Immune C5a-dR C5 convertase CR46 cascade is regulated C3b modulation CD46 CPN Chemotaxis, Extrinsic C5 FH FI inflammatory proteases by proteases C5aR2 signaling and C5a CR1 C5aR1 cell Phagocytosis CR4 activation Trafficking C5b iC3b CR3 Signaling C6 C7 CR1 FI C9 n C8 Lysis, cell Adaptive MAC CD59 C3dg CR2 damage signaling Terminal Breakdown pathway pathway © Catalyst Biosciences Source: Figure adapted from Mastellos et al., Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019 15

Multiple, high-value complement programs Future Degraders NextGen Degraders Development Candidate Novel Engineered Degrader Partnered with Biogen C3a C4b CB 2782-PEG CB 4332 C3b C5a Established Catalyst Biosciences in complement Leads expansion into systemic complement in CFI Specific & potent degraders dysregulation target classical & alternative Broadens Catalyst complement disorders with Biosciences footprint in large-market potential the complement space © Catalyst Biosciences 16Multiple, high-value complement programs Future Degraders NextGen Degraders Development Candidate Novel Engineered Degrader Partnered with Biogen C3a C4b CB 2782-PEG CB 4332 C3b C5a Established Catalyst Biosciences in complement Leads expansion into systemic complement in CFI Specific & potent degraders dysregulation target classical & alternative Broadens Catalyst complement disorders with Biosciences footprint in large-market potential the complement space © Catalyst Biosciences 16

Unique targeted approach to complement regulation Cascade initiation Cascade regulation Terminal complement C4b Degraders NextGen Degraders CB 2782-PEG C3b Degraders Other programs (CFx) CB 4332 C2 C1r Classical C4b C3a pathway C1s C4 Immune response inflammation Lectin C3b C3 C5a C5 MASP pathway C3 Alternative C3b FB C5b FD (H O) pathway 2 Membrane attack complex (MAC) © Catalyst Biosciences 17

CB 2782-PEG (nM) CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for Catalytic advantage of proteases at least 28 days in a non-human primate model + One therapeutic molecule neutralizes 1000s + Fast & potent response + Extended pharmacodynamic effect + Can activate or degrade therapeutic targets + Engineered novel protein degraders “sweep away” difficult to drug targets Days © Catalyst Biosciences 18 C3 Concentration (nM)CB 2782-PEG (nM) CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for Catalytic advantage of proteases at least 28 days in a non-human primate model + One therapeutic molecule neutralizes 1000s + Fast & potent response + Extended pharmacodynamic effect + Can activate or degrade therapeutic targets + Engineered novel protein degraders “sweep away” difficult to drug targets Days © Catalyst Biosciences 18 C3 Concentration (nM)

CB 2782-PEG: Long acting anti-C3 protease for dry AMD Geographic atrophy Best-in-class C3 Biogen is a high unmet need degrader for dry AMD collaboration + Advanced stage of dry age-related + Generated from Catalyst’s + $15M upfront, up to $340M in macular degeneration (dAMD) proprietary protease milestones & tiered royalties up engineering platform to low double digits + dAMD affects ~1M people in the US & >5M WW, no currently + Potent, selective & long acting, + Catalyst: fully funded pre-clinical approved therapy degrades C3 into inactive & manufacturing activities fragments + Global market ~ >$5B + Biogen: IND-enabling activities, + NHP PK & PD data* predict WW clinical development & + C3 is a clinically validated target best-in-class human intravitreal commercialization (randomized P2) for dAMD dosing 3 or 4 times a year © Catalyst Biosciences *Furfine et al. ARVO 2019 19CB 2782-PEG: Long acting anti-C3 protease for dry AMD Geographic atrophy Best-in-class C3 Biogen is a high unmet need degrader for dry AMD collaboration + Advanced stage of dry age-related + Generated from Catalyst’s + $15M upfront, up to $340M in macular degeneration (dAMD) proprietary protease milestones & tiered royalties up engineering platform to low double digits + dAMD affects ~1M people in the US & >5M WW, no currently + Potent, selective & long acting, + Catalyst: fully funded pre-clinical approved therapy degrades C3 into inactive & manufacturing activities fragments + Global market ~ >$5B + Biogen: IND-enabling activities, + NHP PK & PD data* predict WW clinical development & + C3 is a clinically validated target best-in-class human intravitreal commercialization (randomized P2) for dAMD dosing 3 or 4 times a year © Catalyst Biosciences *Furfine et al. ARVO 2019 19

CB 4332: SQ Enhanced Complement Factor I Development candidate to restore regulation Rationale & unmet need + Rebalance the complement system in patients with dysregulated CFI + No specific therapies exist to correct CFI dysregulation + Targets population with no treatment or who respond 1,2 poorly to current treatments + Engineered for an extended half-life + Once weekly SQ therapy – no PEG + In vitro & ex vivo activity comparable to native CFI + Classical & alternative pathway regulation + High yield production process 1 2 © Catalyst Biosciences Bienaime et al. Kidney Int. 2010; Ferreira et al. Nefrologia. 2016; Note: CFI = Complement factor I; Structural model based on PDB 2XRC. 20CB 4332: SQ Enhanced Complement Factor I Development candidate to restore regulation Rationale & unmet need + Rebalance the complement system in patients with dysregulated CFI + No specific therapies exist to correct CFI dysregulation + Targets population with no treatment or who respond 1,2 poorly to current treatments + Engineered for an extended half-life + Once weekly SQ therapy – no PEG + In vitro & ex vivo activity comparable to native CFI + Classical & alternative pathway regulation + High yield production process 1 2 © Catalyst Biosciences Bienaime et al. Kidney Int. 2010; Ferreira et al. Nefrologia. 2016; Note: CFI = Complement factor I; Structural model based on PDB 2XRC. 20

CB 4332: To address CFI deficiency at the root cause Designed to provide unique advantages CB 4332 Unmet needs in C  FI deficiency Designed to address Blocks complement-initiated cell destruction in the circulation Directly addresses root cause of disease Addresses extravascular hemolysis Preserves normal immune functions, e.g. to fight off infections Convenient weekly SQ administration © Catalyst Biosciences 21CB 4332: To address CFI deficiency at the root cause Designed to provide unique advantages CB 4332 Unmet needs in C  FI deficiency Designed to address Blocks complement-initiated cell destruction in the circulation Directly addresses root cause of disease Addresses extravascular hemolysis Preserves normal immune functions, e.g. to fight off infections Convenient weekly SQ administration © Catalyst Biosciences 21

Screening & natural history of disease studies ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease ConFIrm study C CB B 4332 4332 CB 4332 P Phas hase 1/ e 1/2 2 Phase 1/2 T Tr ria ials ls Trials S Sc cr reeni eening ng ConFIdence study Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers © Catalyst Biosciences 22Screening & natural history of disease studies ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease ConFIrm study C CB B 4332 4332 CB 4332 P Phas hase 1/ e 1/2 2 Phase 1/2 T Tr ria ials ls Trials S Sc cr reeni eening ng ConFIdence study Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers © Catalyst Biosciences 22

CB 4332: Phase 1/2 – First in human study Study parts Study design + Phase 1 open-label, single & multiple ascending SQ doses & extended duration proof of concept Single Ascending Doses + Population: CFI-deficient patients (N = up to 12) Proposed starting dose + 0.5 mg/Kg Multiple Ascending Doses (N = up to 9) Goals + Safety & tolerability + PK characterization Extended treatment to assess + Assessment of complement biomarkers (C3, FB, FBb, proof of concept Bb/FB ratio, iC3b, C3d, C3dg, AP50/AH50) (N = up to 15) + Establish a Recommended Dose Regimen within the CFI normal range © Catalyst Biosciences 23CB 4332: Phase 1/2 – First in human study Study parts Study design + Phase 1 open-label, single & multiple ascending SQ doses & extended duration proof of concept Single Ascending Doses + Population: CFI-deficient patients (N = up to 12) Proposed starting dose + 0.5 mg/Kg Multiple Ascending Doses (N = up to 9) Goals + Safety & tolerability + PK characterization Extended treatment to assess + Assessment of complement biomarkers (C3, FB, FBb, proof of concept Bb/FB ratio, iC3b, C3d, C3dg, AP50/AH50) (N = up to 15) + Establish a Recommended Dose Regimen within the CFI normal range © Catalyst Biosciences 23

Diseases with CFI mutations have tremendous potential CFI Deficiency US / EU5 market opportunity Current development CFI Deficiency targets Recurrent Chronic First indication infections inflammation C3G aHUS IC-MPGN IC-MPGN $500M+ Market opportunity in C3G Geographic atrophy CFI deficient populations Potential aHUS targets Specific systemic therapies in development Autoimmune 0 for patients with dysregulated CFI disorders Therapies addressing the root cause of disease 0 Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Approved treatments for C3G, IC-MPGN, CFID Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative 0 Glomerulonephritis, CFID = Complement Factor I Deficiency Bresin et al. JASN. 2013; Fremeaux-Bacchi et al. ASN. 2013; Rui-Ru et al. Jour Rare Dis Res. 2018; Servais et al. Kidney Int. 2012; Iatropoulous et al. Mol Immunol. 2016; Hou et al. Kidney Int. 2014; Alba-Domiguez et al. J rare Dis. 2012. El Sissy et al. Front. Immunol. 2019; Shields et al. Front Immunol. 2019; Naesens et al. Jour Allergy & Clin Immunol. 2020; Yan et al. Clin Epi 2020; Smith et al. Nature Reviews. 2019; Noris et al. Clin J Am Soc Nephrol. © Catalyst Biosciences 2010; CBIO KOL interviews 24Diseases with CFI mutations have tremendous potential CFI Deficiency US / EU5 market opportunity Current development CFI Deficiency targets Recurrent Chronic First indication infections inflammation C3G aHUS IC-MPGN IC-MPGN $500M+ Market opportunity in C3G Geographic atrophy CFI deficient populations Potential aHUS targets Specific systemic therapies in development Autoimmune 0 for patients with dysregulated CFI disorders Therapies addressing the root cause of disease 0 Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Approved treatments for C3G, IC-MPGN, CFID Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative 0 Glomerulonephritis, CFID = Complement Factor I Deficiency Bresin et al. JASN. 2013; Fremeaux-Bacchi et al. ASN. 2013; Rui-Ru et al. Jour Rare Dis Res. 2018; Servais et al. Kidney Int. 2012; Iatropoulous et al. Mol Immunol. 2016; Hou et al. Kidney Int. 2014; Alba-Domiguez et al. J rare Dis. 2012. El Sissy et al. Front. Immunol. 2019; Shields et al. Front Immunol. 2019; Naesens et al. Jour Allergy & Clin Immunol. 2020; Yan et al. Clin Epi 2020; Smith et al. Nature Reviews. 2019; Noris et al. Clin J Am Soc Nephrol. © Catalyst Biosciences 2010; CBIO KOL interviews 24

Our protease platforms are tailored to specific indications Tuning functionality to restore complement homeostasis & immunoregulation ProTUNE™ ImmunoTUNE™ Nephrology Hematology C3b-C4b C3a-C5a oncology Neurology C4b C3a C3b C5a ProTUNE™ ImmunoTUNE™ PLATFORM PLATFORM Immunology Autoimmune © Catalyst Biosciences 25

C3b-C4b degraders significantly reduce inflammation in vivo Significantly decrease in inflammatory markers involved in IgA nephropathy Inflammatory markers in IgA nephropathy Rat model of complement-mediated inflammation 1, 2 Reduction of IFNγ & TNF⍺ involved in kidney damage & proteinuria in IgA nephropathy patients 1. Yano, N. et al. Phenotypic Characterization of Cytokine Expression in Patients With IgA Nephropathy. J Clin Immunol 17, 396–402 (1997). 2. Lim, C. S. et al. © Catalyst Biosciences Th1/Th2 predominance and proinflammatory cytokines determine the clinicopathological severity of IgA nephropathy. Nephrol Dial Transpl 16, 269–275 (2001). Values are mean +/- SEM, ***p<0.001 using One Way or Two-way ANOVA. 26C3b-C4b degraders significantly reduce inflammation in vivo Significantly decrease in inflammatory markers involved in IgA nephropathy Inflammatory markers in IgA nephropathy Rat model of complement-mediated inflammation 1, 2 Reduction of IFNγ & TNF⍺ involved in kidney damage & proteinuria in IgA nephropathy patients 1. Yano, N. et al. Phenotypic Characterization of Cytokine Expression in Patients With IgA Nephropathy. J Clin Immunol 17, 396–402 (1997). 2. Lim, C. S. et al. © Catalyst Biosciences Th1/Th2 predominance and proinflammatory cytokines determine the clinicopathological severity of IgA nephropathy. Nephrol Dial Transpl 16, 269–275 (2001). Values are mean +/- SEM, ***p<0.001 using One Way or Two-way ANOVA. 26

C3b-C4b degraders for IgA nephropathy patients Dual targeting of alternate & lectin pathways Classical Lectin Alternative Differentiation pathway pathway pathway + Dual targeting mode of action: lectin & alternative pathways C3(H O) C1q MBL 2 C1r Rationale for IgA nephropathy MASPs CFD CFB C1s Clinically validated Clinically validated + Both lectin & alternative pathways are target for IgAN target for IgAN involved in IgA nephropathy & correlate C4 C2 1, 2, 3 with severe clinical manifestation Clinically validated targets C3b Bb C4b 2b C3 + Inhibition of only MASP2 or Factor B may be insufficient to reduce proteinuria in IgA nephropathy patients C4b C3b ProTUNE™ PLATFORM © Catalyst Biosciences 1. Medjeral-Thomas et al. Kidney International Reports (2018); 2. Bi et al. BMC Nephrology (2019); 3. Roos et al. J Am Soc Nephrol (2006) 27C3b-C4b degraders for IgA nephropathy patients Dual targeting of alternate & lectin pathways Classical Lectin Alternative Differentiation pathway pathway pathway + Dual targeting mode of action: lectin & alternative pathways C3(H O) C1q MBL 2 C1r Rationale for IgA nephropathy MASPs CFD CFB C1s Clinically validated Clinically validated + Both lectin & alternative pathways are target for IgAN target for IgAN involved in IgA nephropathy & correlate C4 C2 1, 2, 3 with severe clinical manifestation Clinically validated targets C3b Bb C4b 2b C3 + Inhibition of only MASP2 or Factor B may be insufficient to reduce proteinuria in IgA nephropathy patients C4b C3b ProTUNE™ PLATFORM © Catalyst Biosciences 1. Medjeral-Thomas et al. Kidney International Reports (2018); 2. Bi et al. BMC Nephrology (2019); 3. Roos et al. J Am Soc Nephrol (2006) 27

C3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model CFx improves respiratory function & reduces cell infiltrates Respiratory functions & cell infiltration at 24 h Mouse LPS model of lung inflammation CFx 7-fold lower dose vs. anti-C5 CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody © Catalyst Biosciences 28C3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model CFx improves respiratory function & reduces cell infiltrates Respiratory functions & cell infiltration at 24 h Mouse LPS model of lung inflammation CFx 7-fold lower dose vs. anti-C5 CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody © Catalyst Biosciences 28

C3a-C5a degraders: Potential for ANCA-AAV patients Dual targeting of both C3a & C5a with one protease medicine Classical pathway Lectin pathway Alternative pathway Differentiation + Degrade activation products of C3 (C3a) & C5 (C5a) that are inflammatory mediators C3 convertase + May provide beneficial function via C5L2 pathway C3 Rationale for ANCA-AAV C3a C3b + Both C3a & C5a are higher in active AAV 1, 2 patients C3aR C3 convertase Clinically validated targets C5aR + Inhibition of C5a or C5aR may be C5 C3a C5a insufficient to increase remission rates in ImmunoTUNE™ C5a C5b PLATFORM ANCA-AAV patients Clinically validated targets for ANCA © Catalyst Biosciences 1. S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); 2. Gou et al. Kidney International (2012). 29C3a-C5a degraders: Potential for ANCA-AAV patients Dual targeting of both C3a & C5a with one protease medicine Classical pathway Lectin pathway Alternative pathway Differentiation + Degrade activation products of C3 (C3a) & C5 (C5a) that are inflammatory mediators C3 convertase + May provide beneficial function via C5L2 pathway C3 Rationale for ANCA-AAV C3a C3b + Both C3a & C5a are higher in active AAV 1, 2 patients C3aR C3 convertase Clinically validated targets C5aR + Inhibition of C5a or C5aR may be C5 C3a C5a insufficient to increase remission rates in ImmunoTUNE™ C5a C5b PLATFORM ANCA-AAV patients Clinically validated targets for ANCA © Catalyst Biosciences 1. S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); 2. Gou et al. Kidney International (2012). 29

CB 4332 spearheads a deep pipeline in complement IND & next development candidate in 2022 Indication 2021 2022 CFI Deficiency Screening & Natural History Study CB 4332 Natural History IND Preclinical Phase I CFI Deficiency CB 4332 Biomarker Data Partial Deficiency Phase I/II CB 4332 IC-MPGN/aHUS/C3G Non-Deficiency Indication Selection Phase I/II CB 4332 Expansion Indications Discovery IgA Nephropathy C3b-C4b Development Candidates for Each Program Discovery ANCA-AAV C3a-C5a © Catalyst Biosciences 30 Platform CFI Technology ReplacementCB 4332 spearheads a deep pipeline in complement IND & next development candidate in 2022 Indication 2021 2022 CFI Deficiency Screening & Natural History Study CB 4332 Natural History IND Preclinical Phase I CFI Deficiency CB 4332 Biomarker Data Partial Deficiency Phase I/II CB 4332 IC-MPGN/aHUS/C3G Non-Deficiency Indication Selection Phase I/II CB 4332 Expansion Indications Discovery IgA Nephropathy C3b-C4b Development Candidates for Each Program Discovery ANCA-AAV C3a-C5a © Catalyst Biosciences 30 Platform CFI Technology Replacement

Milestones 2021 2022 MAA-202 PK data CB 4332 observational trial Degrader platform updates MAA-304 ToB data CB 2782-PEG MAA-202 ToB data MAA-304 first DSMB CB 4332 P1/2 Degrader platform updates CB 2782-PEG Systemic complement MarzAA (FVIIa) CB 2782-PEG (dAMD) © Catalyst Biosciences 31Milestones 2021 2022 MAA-202 PK data CB 4332 observational trial Degrader platform updates MAA-304 ToB data CB 2782-PEG MAA-202 ToB data MAA-304 first DSMB CB 4332 P1/2 Degrader platform updates CB 2782-PEG Systemic complement MarzAA (FVIIa) CB 2782-PEG (dAMD) © Catalyst Biosciences 31

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